Converted Organics Inc. Appoints Marshall Sterman to its Board of Directors

BOSTON, July 19, 2010 (Globe Newswire) — Converted Organics Inc. (NASDAQ: COIN) today announced that is has named Marshall Sterman to its Board of Directors. Mr. Sterman is the Company’s fifth director and fourth independent director.

Mr. Sterman joins Converted Organics’ Board of Directors after working with the Company as a consultant since November of 2009. His term as a Director will expire at the 2011 Annual Meeting of Stockholders, at which time he shall stand for election as a Director.

Mr. Sterman has advised numerous companies on M&A-related issues and other capital markets matters during his fifty-year career in investment banking and consulting. In addition, Mr. Sterman has extensive experience managing and helping develop and execute the growth strategies for public companies. He is the founder of The Mayflower Group, Ltd., a consulting firm that has served as an active principle to many start-up companies, and was recently honored by the Sino-American Pharmaceuticals Professional Association for his presentations on entrepreneurialism at the Massachusetts Institute of Technology. Mr. Sterman holds a B.A. from Brandeis University and an MBA from Harvard University.

“Mr. Sterman brings a great deal of expertise to our Board of Directors at an important time in Converted Organics’ development,” said Edward J. Gildea, President of Converted Organics. “In his role as a consultant, Mr. Sterman has provided invaluable counsel to our management team and we believe that his appointment complements our highly skilled and diversified Board. Our recently announced agreement to acquire TerraSphere Systems has us excited about what the future holds for the Company, and we look forward to Mr. Sterman’s continuing contributions to our growth in his new role as director.”

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About Converted Organics:

Converted Organics (NASDAQ:COIN, www.convertedorganics.com) is dedicated to producing high-quality, all-natural, organic soil amendment and fertilizer products through food waste recycling. The Company uses its proprietary High Temperature Liquid Composting (HTLC) system, a proven, state-of-the-art microbial digestion technology, to process various biodegradable food wastes into dry pellet and liquid concentrate organic fertilizers that help grow healthier food and improve environmental quality. Converted Organics sells and distributes its environmentally-friendly fertilizer products in the retail, professional turf management, and agribusiness markets.

This press release contains forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. Forward-looking statements include the ongoing customer demand for the Company’s products and the Company’s ability to continue to become more efficient in its operations. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations of our future performance, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in the “Risk Factors” section in the Company’s most recently filed annual report on Form 10-K, as updated in the Company’s quarterly reports on Form 10-Q filed since the annual report, not all of which are known to the Company. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these statements. The Company will update the information in this press release only to the extent required under applicable securities laws. If a change occurs, the Company’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the aforementioned forward-looking statements.

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SOURCE: Converted Organics Inc.

Investor Contacts:
The Piacente Group, Inc. | Investor Relations
Lee Roth, 212-481-2050
COIN@tpg-ir.com

Jim Blackman, 713-256-0369
PR Financial Marketing
jim@prfmonline.com

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Public Relations Contact:
Kaitlyn Siner
617-624-0111
ksiner@convertedorganics.com